Exhibit 10.25
SIXTH AMENDMENT TO STOCKHOLDERS’ AGREEMENT
     THIS SIXTH AMENDMENT TO STOCKHOLDERS’ AGREEMENT (this “Amendment”) is entered into as of June 18, 2010 (the “Sixth Amendment Date”), by and among TrustWave Holdings, Inc., a Delaware corporation (the “Company”), and the persons signatory hereto (the “Signatories”).
RECITALS
     WHEREAS, the Company and its stockholders are parties to that certain Stockholders’ Agreement, dated as of March 14, 2005, as amended through the date hereof (as so amended, the “Original Agreement”); and
     WHEREAS, all capitalized terms used in this Amendment which are not defined herein shall have the respective meanings assigned to them in the Original Agreement; and
     WHEREAS, the Signatories constitute the holders of at least a majority of the issued and outstanding shares of Common Stock (on an as-converted basis); and
     WHEREAS, the parties hereto desire to amend the Original Agreement as provided in this Amendment.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and conditions contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Addition of Stockholders. The stockholders listed on the attached Schedule 1 are hereby constituted as Other Stockholders and Stockholders for all purposes of the Original Agreement, as amended by this Amendment.
     2. Exhibit C. Exhibit C attached to the Original Agreement is hereby amended by adding thereto the stockholders listed on the attached Schedule 1.
     3. Eligible Stockholders. The stockholders listed on the attached Schedule 1 are hereby constituted as Eligible Stockholders so long as they hold at least 100,000 Shares (as adjusted for stock splits and on an as-converted basis) as of the date of the Offer and with respect to the stockholders listed on the attached Schedule 1 only, the Amendment Date referenced in Sections 3.2(a) and 3.3(a) is replaced with the date that is the Sixth Amendment Date (or, with respect to stockholders who are SRBA Affiliates (as that term is defined in the attached Schedule 1), the date that such SRBA Affiliate is approved to be an Eligible Stockholder by the Board of Directors of the Company).
     4. SRBA Observer. Section 1.3 of the Original Agreement is amended by the addition of a new Subsection (j) to read, in its entirety, as follows:

     (j) SRBA Observer. SRBA #5, L.P. (“SRBA”) shall have the right to appoint one representative (an “SRBA Observer”), who initially shall be ___________, from time to time who shall: (a) receive notice of all meetings of the Board and each committee thereof (such notice to be delivered or mailed as specified herein at the same time as notice is given to the members of such Board and/or committee); (b) be entitled to attend (or, in the case of telephonic meetings, monitor) all such meetings; (c) receive all notices, information and reports which are furnished to the members of such board and/or committee at the same time and in the same manner as the same is furnished to any such member; (d) be entitled to participate in all discussions conducted at such meetings; and (e) receive as soon as available (but in any event prior to the next succeeding meeting of such board and/or committee) copies of the minutes of all such meetings. If any action is proposed to be taken by such Board and/or committee by written consent in lieu of a meeting, the Company will give written notice thereof to such SRBA Observer. The rights granted to SRBA under this Section may not be transferred by SRBA to any party and shall lapse at the time that SRBA, together with its Affiliates, ceases to hold at least fifty percent (50%) of the shares of Common Stock held by SRBA on the Sixth Amendment Date (as adjusted for stock splits and on an as-converted basis). All expenses related to the SRBA Observer’s participation shall be borne exclusively by SRBA.
     5. Joinder. By executing this Amendment, each stockholder listed on the attached Schedule 1 agrees that he, she or it shall succeed to all of the obligations of an Other Stockholder, Stockholder and/or Eligible Stockholder as contemplated by the Original Agreement, as amended by this Amendment.
     6. No Other Amendments. Except as expressly amended by this Amendment, all of the terms and provisions of the Original Agreement shall remain in full force and effect.
     7. Counterparts. This Amendment may be executed by facsimile and in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Sixth Amendment Date.

COMPANY: TRUSTWAVE HOLDINGS, INC.
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Chief Executive Officer

STOCKHOLDERS: Financial Technology Ventures II (Q), L.P. By: Financial Technology Management, II, LLC
By:	/s/ Richard N. Garman
	Name:	Richard N. Garman
	Title:	Managing Member

Financial Technology Ventures II, L.P. By: Financial Technology Management, II, LLC
By:	/s/ Richard N. Garman
	Name:	Richard N. Garman
	Title:	Managing Member

/s/ Richard Kiphart
Richard Kiphart

/s/ David Valentine
David Valentine

DBRC Investments, LLC.
By:	/s/ Robert McCullen
	Name:	Robert McCullen
Title:

/s/ Joseph L. Patanella
Joseph L. Patanella

/s/ Phillip J. Smith
Phillip J. Smith

Caledonia Investments, L.P.
By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
	Title:	Managing Director

The Nicholson Family Limited Partnership
By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
	Title:	General Partner

MBK Ventures, LLC
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Manager

THE PRODUCTIVITY FUND, IV L.P.
By:	First Analysis Management Company IV, L.L.C., its General Partner
By:	First Analysis Venture Operations and Research, L.L.C., its Member
By:	First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith

Howard S. Smith, Managing Director

THE PRODUCTIVITY FUND, IV ADVISORS FUND, L.P.
By:	First Analysis Management Company IV, L.L.C., its General Partner
By:	First Analysis Venture Operations and Research, L.L.C., its Member
By:	First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith

Howard S. Smith, Managing Director

SRBA #5, L.P.

By:	/s/ [illegible signature]

Its

EVERGREEN PARTNERS US DIRECT FUND III, L.P.

By:	/s/ [illegible signature]

Its

EVERGREEN PARTNERS DIRECT FUND III (ISRAEL) L.P.

By:	/s/ [illegible signature]

Its

EVERGREEN PARTNERS DIRECT FUND III (ISRAEL 1) L.P.

By:	/s/ [illegible signature]

Its

SCHEDULE 1
Bluejay Stockholders
SRBA #5, L.P.
EVERGREEN PARTNERS US DIRECT FUND III, L.P.
EVERGREEN PARTNERS DIRECT FUND III (ISRAEL) L.P.
EVERGREEN PARTNERS DIRECT FUND III (ISRAEL 1) L.P.
Any SRBA Affiliate (as defined below), so long as (a) such SRBA Affiliate was an SRBA Affiliate on the Sixth Amendment Date, (b) such SRBA Affiliate, at the time of any determination as to whether such SRBA Affiliate is an Eligible Stockholder holds at least 500,000 Shares (as adjusted for stock splits and on an as-converted basis), and (c) such SRBA Affiliate is approved by the Board of Directors of the Company to be an Eligible Stockholder, which approval shall not be unreasonably withheld, conditioned or delayed beyond a reasonable time after such SRBA Affiliate requests such approval in writing from the Board of Directors of the Company, it being agreed that (i) no such request may be made by an SRBA Affiliate prior to the time that such SRBA Affiliate becomes the holder of at least 500,000 Shares (as adjusted for stock splits and on an as-converted basis), and (ii) it shall not be deemed unreasonable for the Board of Directors of the Company to withhold such approval with respect to any SRBA Affiliate (x) that is an operating company or a Competitor Affiliate (as defined below) of an operating company in either case that engages in any line of business in which the Company (or any of its subsidiaries) is engaged either on the date that such SRBA Affiliate is approved to be an Eligible Stockholder by the Board of Directors of the Company or during the six months prior thereto, or (y) has been convicted or pled guilty or nolo contendere to a felony or a crime involving dishonesty or moral turpitude. An “SRBA Affiliate” shall mean any Person who would be a Permitted Transferee of SRBA #5, L.P. (irrespective of whether any Permitted Transfer has occurred) pursuant to Sections 3.5(a), (b) or (c) of the Original Agreement. A “Competitor Affiliate” of a Person shall mean any Person that, directly or indirectly, through one or more intermediaries, (a) controls, is controlled by, or is under common control with, such Person, (b) owns more than ten percent (10%) of the voting ownership interests of such Person, (c) is, or has the right to appoint, any manager of such Person if such Person is a limited liability company, or any director, officer or key management employee of such Person.